Commitments and contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Flight equipment on order
As of December 31, 2025, we had commitments to purchase 283 new aircraft scheduled for delivery through 2031. These commitments are primarily based upon purchase agreements with Boeing, Airbus and Embraer S.A. (“Embraer”). These agreements establish the pricing formulas (including adjustments for certain contractual escalation provisions) and various other terms with respect to the purchase of aircraft. Under certain circumstances, we have the right to alter the mix of aircraft types ultimately acquired. As of December 31, 2025, we also had commitments to purchase 35 new engines and 12 new helicopters for delivery through 2027. As of December 31, 2025, we had made non-refundable deposits on these purchase commitments (exclusive of capitalized interest and fair value adjustments) of approximately $3.9 billion.
A portion of the aggregate purchase price for the acquisition of flight equipment will be funded by incurring additional debt. The amount of the indebtedness to be incurred will depend on the final purchase price of the asset, which can vary due to a number of factors, including inflation.
Prepayments on flight equipment include prepayments of our forward order flight equipment and other balances held by the flight equipment manufacturers. Movements in prepayments on flight equipment during the years ended December 31, 2025 and 2024 were as follows:

	Year Ended December 31,
	2025	2024
Prepayments on flight equipment at beginning of period	$3,460,296	$3,576,187
Prepayments and additions during the period, net	2,251,405	1,418,813
Interest paid and capitalized during the period, net	145,970	122,467
Prepayments and capitalized interest applied to the purchase of flight equipment	(1,584,905)	(1,657,171)
Prepayments on flight equipment at end of period	$4,272,766	$3,460,296
During the year ended December 31, 2025, we incurred $146 million of interest expense, which was fully capitalized.
The following table presents our contractual commitments for the purchase of flight equipment as of December 31, 2025:

	2026	2027	2028	2029	2030	Thereafter	Total
	(U.S. Dollars in millions)
Purchase obligations (a)	$5,249.1	$4,252.5	$2,116.1	$1,713.3	$978.5	$1,154.8	$15,464.3

(a)As of December 31, 2025, we had commitments to purchase 283 aircraft (including six purchase-and-leaseback transactions), 35 engines and 12 helicopters through 2031. The timing of our purchase obligations is based on current estimates and incorporates expected delivery delays into the table above. In addition, we have the right to reschedule the delivery dates of certain of our aircraft to future dates. In addition to the contractual commitments presented above, we have options to purchase up to 45 A320neo Family aircraft from Airbus. As these are options and not contractual commitments, they are not included in the table above.
31. Commitments and contingencies (Continued)
Legal proceedings
General
In the ordinary course of our business, we are a party to various legal actions, which we believe are incidental to the operations of our business. The Company regularly reviews the possible outcome of such legal actions, and accrues for such legal actions at the time a loss is probable and the amount of the loss can be estimated. In addition, the Company also reviews indemnities and insurance coverage, where applicable. Based on information currently available, we believe the potential outcome of those cases where we are able to estimate reasonably possible losses, and our estimate of the reasonably possible losses exceeding amounts already recognized, on an aggregated basis, is immaterial to our Consolidated Financial Statements.
Contingent and possessed insurance policy litigation and operator insurance and reinsurance policies litigation
On June 9, 2022, AerCap Ireland (as representative claimant on its own behalf and on behalf of all other insureds under its C&P Policy) commenced a claim in the Commercial Court in London, England against the insurers under its C&P Policy in respect of aircraft and spare engines owned by AerCap Ireland and its affiliates (including spare engines owned and managed by a related party) and three managed aircraft, all formerly leased to Russian airlines at the time of Russia’s invasion of Ukraine. On June 11, 2025, the Commercial Court awarded AerCap Ireland approximately $1.0 billion under the Aviation “War and Allied Perils” Coverage section of its C&P Policy in respect of this claim. Following a hearing in September 2025, the Commercial Court in London also awarded AerCap Ireland interest on the judgment amount and denied the insurers under the “War and Allied Perils” Coverage section of our C&P Policy permission to appeal its decision of June 11, 2025. The insurers have since sought permission from the Court of Appeal of England and Wales to appeal the June 11, 2025 judgment in favor of AerCap and the subsequent interest award. We are awaiting a ruling on whether an appeal will be allowed to proceed and if so, on what grounds. If the insurers ultimately prevail upon appeal, we may be required to repay up to approximately $1.2 billion, plus applicable interest. Based on our current assessment, we do not consider this outcome to be probable. While the ultimate resolution of litigation is inherently uncertain, we believe our assessment reflects the most likely outcome based on the present facts and circumstances.
In parallel with the C&P Policy claim, in 2023 and 2024 AerCap Ireland and certain affiliates of AerCap Ireland commenced claims in the Commercial Court in London, England against various Russian insurers under the Russian airlines’ insurance policies (the “Operator Insurance Policies”) and against various reinsurers under reinsurance policies of the Russian airlines’ insurance policies (the “Operator Reinsurance Policies”) in respect of the aircraft and engines formerly leased to Russian airlines at the time of Russia’s invasion of Ukraine (the “Operator Reinsurance Proceedings”). The claims were originally brought under the All Risks Operator (Re)insurance Policies and the War Risks Operator (Re)insurance Policies. Following the June 11, 2025 judgment (addressed above), AerCap Ireland’s claims under the All Risk Operator (Re)insurance Policies were discontinued in 2025. Several of AerCap Ireland’s claims in the Operator Reinsurance Proceedings were also discontinued between 2023 and 2025 following settlements with Russian insurers of several Russian airlines. As of December 31, 2025, the remaining pleaded claims of AerCap Ireland and its affiliates against the “War Risks” reinsurers in the Operator Reinsurance Proceedings were for an aggregate amount of approximately $1.1 billion plus interest, before allowances are made for any potential reductions arising from the June 11, 2025 judgment in the C&P Policy claim, the share of the limits eventually available to AerCap Ireland and its affiliates under the respective Operator Reinsurance Policies and any sums to which the relevant insurers under the C&P Policy may be entitled pursuant to subrogated or other rights. The Operator Reinsurance Proceedings are currently scheduled for a trial starting in October 2026.
We intend to continue to vigorously pursue our claims under the Operator Reinsurance Proceedings. However, the collection, timing and amount of any potential recoveries are uncertain and we have not recognized any claim receivables as of December 31, 2025, in respect of these Operator Reinsurance Proceedings.
31. Commitments and contingencies (Continued)
VASP litigation
We are party to a group of related cases arising from the leasing of 13 aircraft and three spare engines to Viação Aerea de São Paulo (“VASP”), a Brazilian airline. Following VASP’s defaults on its lease obligations in 1992, we repossessed our aircraft and engines. VASP challenged this and, in 1996, the Appellate Court of the State of São Paulo (“TJSP”) ruled that the aircraft and engines should be returned or that VASP could recover proven damages arising from the repossession. Since then, we have defended this case in the Brazilian courts through various motions and appeals. In 2017, a Brazilian court decided that VASP had suffered no damages as a result of the contested repossession of our equipment. VASP’s subsequent appeals have been denied to date and we believe, and have been advised, that it is not probable that VASP will ultimately be able to recover damages from us even if VASP prevailed on the issue of liability. The outcome of the legal process is, however, uncertain. The ultimate amount of damages, if any, payable to VASP cannot reasonably be estimated at this time. We continue to actively pursue all courses of action that may reasonably be available to us and intend to defend our position vigorously.